UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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MultiCell Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MULTICELL TECHNOLOGIES, INC.
68 CUMBERLAND STREET, SUITE 301
WOONSOCKET, RI 02895

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 11, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MultiCell Technologies, Inc., a Delaware corporation (the “Company”).  The meeting will be held on July 11, 2011 at 1:30 p.m. local time at the offices of Wilson Sonsini Goodrich & Rosati P.C. and located at 12235 El Camino Real, Suite 200, San Diego, CA 92130, for the following purposes:

1.	To elect directors to serve for the ensuing year and until their successors are elected.

2.
To ratify the selection by the Audit Committee of the Board of Directors of Hansen, Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending November 30, 2011.

3.
To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of the Company’s common stock to a total of 1.25 billion shares and to ratify certain prior increases in the number of authorized shares.

4.
To approve an amendment to the Company’s 2004 Equity Incentive Plan to effect an increase in the number of shares reserved under the plan to a total of 70,974,213 and an annual increase in the number of shares reserved under the plan, and to ratify certain prior increases in the number of shares reserved for issuance under the plan.

5.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is May 25, 2011.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

W. Gerald Newmin
Chairman, CEO and Secretary

San Diego, California
[June 15], 2011

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

MULTICELL TECHNOLOGIES, INC.
68 CUMBERLAND STREET, SUITE 301

WOONSOCKET, RI 02895

PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

[June 10], 2011

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors, or the Board, of MultiCell Technologies, Inc., also referred to as the Company or MultiCell, is soliciting your proxy to vote at the 2011 Annual Meeting of Stockholders  You are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail this proxy statement and accompanying proxy card on or about June 10, 2011 all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on May 25, 2011 will be entitled to vote at the annual meeting.  On this record date, there were       shares of common stock outstanding and entitled to vote.  Holders of MultiCell Series B and Series I Preferred Stock do not possess voting rights and are not entitled to vote at the 2011 Annual Meeting.

Stockholder of Record:  Shares Registered in Your Name

If on May 25, 2011 your shares were registered directly in your name with MultiCell’s transfer agent, Computershare, Inc. then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:  Shares Registered in the Name of a Broker or Bank

If on May 25, 2011 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

•	Election of five directors;

•	Ratification of Hansen Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending November 30, 2011.

•
To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of the Company’s common stock to a total of 1.25 billion shares and to ratify certain prior increases to the number of authorized shares.

•	To approve an amendment to the Company’s 2004 Equity Incentive Plan and to ratify certain prior increases to the number of shares authorized for issuance under the plan.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify.  For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Stockholder of Record:  Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.

To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from MultiCell.  Simply complete and mail the proxy card to ensure that your vote is counted.   To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of May 25, 2011.

What if I return a proxy card but do not make specific choices?

            If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all five nominees for director, “For” the appointment of Hansen Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm,  “For” the proposed amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the outstanding shares of the Company’s common stock and ratification of  certain prior increases to the number of authorized shares, and “For” the proposed an amendment to the Company’s 2004 Equity Incentive Plan and ratification of certain prior increases in the number of shares authorized for issuance under the 2004 Equity Incentive Plan.  If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and employees, Broadridge Financial Services, Inc., or Broadridge, and Computershare, Inc., or Computershare, may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies, but Broadridge and Computershare will be paid their customary fees. We will, upon request, also reimburse brokerage firms, banks and other agents for the reasonable costs of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to MultiCell’s Secretary at 68 Cumberland Street, Suite 301 Woonsocket, RI 02895.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 13, 2012 to W. Gerald Newmin; 68 Cumberland Street, Suite 301 Woonsocket, RI 02895.  If you wish to bring a matter before the stockholders at next year’s annual meeting and you do not notify MultiCell before March 13,  2012 the Company’s management will have discretionary authority to vote all shares for which it has proxies in opposition to the matter.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and “broker non-votes.”  Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes.  “Broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes are needed to approve each proposal?

•
For the election of directors, the five nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected.  Only votes “For” or  “Withheld” will affect the outcome.

•
To be approved, Proposal 2, ratifying Hansen Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending November 30, 2011 must receive a “For” vote from the majority of shares present either in person or by proxy and entitled to vote.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

•
To be approved, Proposal 3, approving the proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of our outstanding common stock to a total of 1.25 billion shares and to ratify certain prior increases to the number of authorized shares must receive a “For” vote from a majority of the outstanding shares of the Company.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have the same effect as an “Against” vote.

•
To be approved, Proposal 4, approving an amendment to the Company’s 2004 Equity Incentive Plan an increase in the number of shares reserved under the plan to a total of 70,974,213 and an annual increase in the number of shares reserved under the plan, and ratifying certain prior increases to the number of shares authorized for issuance under the plan, must receive a “For” vote from the majority of shares present either in person or by proxy and entitled to vote.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy.  On the record date, there were        outstanding and entitled to vote.  Thus        shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting.  Abstentions and “broker non-votes” will be counted towards the quorum requirement.  If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  Final voting results will be published by the Company on Form 8-K within four business days following the annual meeting.

PROPOSAL 1

Election Of Directors

The Company’s Bylaws give the Company’s Board of Directors, referred as the Board or Board of Directors, the power to set the number of directors at no less than three and no more than nine.   The Board currently consists of five directors.  There are five nominees for director this year.  Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected, or until the director’s death, resignation or removal.  Each of the nominees listed below are currently directors of the Company who were previously elected by the stockholders. It is the Company's policy to require nominees for directors to attend the Annual Meeting. Tony Altig, Dr. Chang, Mr. Newmin and Mr. Sigmond attended the 2010 Annual Meeting of Stockholders, our most recent annual meeting.

Directors are elected by a plurality of the votes properly cast in person or by proxy.  The five nominees receiving the highest number of affirmative votes will be elected.  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below.  If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by MultiCell’s management.  Each person nominated for election has agreed to serve if elected.  Our management has no reason to believe that any nominee will be unable to serve.

Nominees

The following is a brief biography of each nominee for director.

Name	Age	Director Since	Principal Occupation/ Position Held With the Company
W. Gerald Newmin	73	1995	Chairman of the Board, Chief Executive Officer, Treasurer, Secretary and Director
Edward Sigmond	52	2000	Director
Anthony E. Altig	55	2005	Director
Thomas A. Page	77	2003	Director
Stephen Chang, Ph.D.	55	2004	Director

Anthony E. Altig has served as a director of the Company since September 2005. Mr. Altig serves as the Chair of the Audit Committee of the Company.  Since 2008, Mr. Altig has been the Chief Financial Officer of Biotix Holdings a manufacturer of laboratory and clinical disposable products.  From 2004 to 2007 Mr. Altig was the Chief Financial Officer of Diversa Corporation (now Verenium Corporation) a leader in providing proprietary genomic technologies for the rapid discovery and optimization of novel protein based products.  From 2002 through 2004 Mr. Altig served as the Chief Financial Officer of Maxim Pharmaceuticals, a public biopharmaceutical company.  Prior to joining Maxim, Mr. Altig served as the Chief Financial Officer of NBC Internet, Inc., a leading internet portal company, which was acquired by General Electric.  Mr. Altig’s additional experience includes his role as the Chief Accounting Officer at USWeb Corporation, as well as his experience serving biotechnology and other technology companies during his tenure at both PricewaterhouseCoopers and KPMG.  Mr. Altig also serves on the Boards of Directors of Optimer Pharmaceuticals and Tearlab Corporation.  Mr. Altig is a certified public accountant and is a graduate of the University of Hawaii.  Mr. Altig’s experience as the Chief Financial Officer of several public companies brings respective regarding financial and accounting issues to the Board of Directors.

W. Gerald “Jerry” Newmin joined the Company as a director in June 1995.  He currently serves as the Chairman, Chief Executive Officer, President, Chief Financial Officer and Secretary.  Mr. Newmin served as Chief Executive Officer of the Company from June 1995 to May 2006, and was appointed to serve again as Chief Executive Officer on December 21, 2007.  Mr. Newmin is Chairman, Chief Executive Officer, Secretary and a director of Xenogenics, a partially-owned subsidiary, Chairman, Chief Executive Officer, Secretary and director of MCT Rhode Island Corp, a wholly-owned subsidiary of the Company and Chief Executive Officer, Secretary and a director of MCTI, a partially-owned subsidiary of the Company. He has managed NYSE and American Stock Exchange Fortune 500 companies. He has been President of HealthAmerica Corporation, then the nation’s largest publicly held HMO management company. He was Chief Executive Officer and President of The International Silver Company, a diversified multi-national manufacturing company that he restructured. He was Chief Operating Officer of numerous Whittaker Corporation operating units, including Production Steel Company, Whittaker Textiles, Bertram Yacht, Trojan Yacht, Columbia Yacht, Narmco Materials and Anson Automotive. He was instrumental in Whittaker’s entry into the US and international health care markets. He was Western Regional Vice President of American Medicorp, Inc, where he managed 23 acute care hospitals in the Western United States. He retired as Chairman and Chief Executive Officer of SYS Technologies, Inc., a high-growth defense technology company in 2003.  Mr. Newmin has a Bachelor’s degree in Accounting from Michigan State University. Mr. Newmin is specially qualified to serve on the Board because of his detailed knowledge of our operations and market.

Thomas A. Page has served as a director of the Company since September 2003.  Mr. Page is Director Emeritus and former Chairman of the Board and CEO of Enova Corporation and San Diego Gas and Electric Company (now part of Sempra Energy).  Prior to the formation of Sempra Energy Corporation as a holding company in 1996, at various times Mr. Page was SDG&E’s chairman, president and CEO and  held one or more of these positions until his retirement in 1998.  Mr. Page joined SDG&E in 1978 as executive vice president and COO.  In 1981, he was elected president and CEO and added the chairmanship in 1983.  Mr. Page has been active in numerous industrial, community and governmental associations and has funded medical research.  He is a director of the Coronado First Bank and is an advisory director of Sorrento Ventures.  Mr. Page earned a Bachelor of Science degree in civil engineering, a masters degree in industrial administration and was awarded an honorary doctorate in management, all from Purdue University.  He has been licensed as an engineer and as a certified public accountant. Mr. Page is specially qualified to serve on the Board because of extensive experience and knowledge of our operations and market.

Edward Sigmond has served as a director of the Company since May 2000.  He founded The Great American Food Chain, a public restaurant holding company with the mission to incubate and develop successful restaurant concepts, where he currently serves as CEO and Chairman of the Board.  Mr. Sigmond is a partner in Sigmond and Johnson, Inc., a Dallas-based investment banking firm specializing in working with public micro cap companies through the early stages of development.  Mr. Sigmond owns Kestrel Holdings, Inc., a real estate and equity investment company focusing on the restaurant and bar market in the Dallas area. He is a member of the Board of Directors of Na Zdravi Ventures, a.s., a Hooters of American franchisee for the Czech Republic and Slovak Republic.  He is also an owner and the managing partner of The Elbow Room, a popular Dallas restaurant and bar founded in 1998.  Mr. Sigmond has held other executive sales, marketing and operations management positions over his 25 years of working experience. Mr. Sigmond is specially qualified to serve on the Board because of his detailed knowledge of our operations and market.

Stephen Chang, Ph.D. has served as a director of the Company since June 2004, became President of the Company in February 2005, and became Chief Executive Officer in May 2006.  Dr. Chang resigned as Chief Executive Officer and President on December 21, 2007.  On December 21, 2007, Dr. Chang also resigned as President and CEO of MultiCell Immunotherapeutics, Inc., a subsidiary of the Company.  In 2008, Dr. Chang became Chief Scientific Officer and Founder of Stemgent, Inc.  In 2010, Dr. Chang joined the New York Stem Cell Foundation as its Vice-President of Research and Development.  Dr. Chang is also President of CURES, a coalition of patient advocates, biotechnology companies, pharmaceutical companies and venture capitalists dedicated to ensuring the safety, research and development of innovative life saving medications. Dr. Chang was chief science officer and vice president of Canji Inc./Schering Plough Research Institute in San Diego from 1998 to 2004.  Dr. Chang earned his doctoral degree in Biological Chemistry, Molecular Biology and Biochemistry from the University of California, Irvine.  Prior to that he received a bachelor of science in Zoology, Microbiology, and Cell and Molecular Biology from the University of Michigan and a USPHS Postdoctoral Fellowship at the Baylor College of Medicine.  Mr. Chang is specially qualified to serve on the Board because of his detailed knowledge of our operations and market.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Independence of The Board of Directors

The Board of Directors consults with the Company’s counsel to ensure that the Board’s determinations regarding director independence are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” as in effect time to time.  In particular, the Board of Directors utilizes the criteria for independence set forth in the pertinent listing standards of the National Association of Securities Dealers’ Stock Market o NASDAQ.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the Company’s directors are independent directors within the meaning of the NASDAQ listing standards and applicable IRS standards, except for W. Gerald Newmin and Stephen Chang, and all directors are independent directors within the meaning of the applicable U.S. Securities and Exchange Commission, or the SEC, rules, except for Mr. Newmin.

Information Regarding the Board of Directors and its Committees

The Company’s independent directors meet in regularly scheduled executive sessions at which only independent directors are present.  Persons interested in communicating with the independent directors with their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of MultiCell Technologies, Inc. at 68 Cumberland Street, Suite 301 Woonsocket, RI 02895. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit or Nominating, Corporate Governance and Compensation Committee.

The Board has two committees:  an Audit Committee and a Nominating, Corporate Governance and Compensation Committee.  The following table provides membership and meeting information for fiscal 2010 for each of the Board committees:

Name	Audit	Nominating, Corporate Governance and Compensation
Edward Sigmond	X	X*
Anthony E. Altig	X*	X
Thomas A. Page	X	X

Total meetings in fiscal year 2010	4	1

*           Committee Chairperson

Below is a description of each committee of the Board of Directors.  Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.  The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors oversees the Company’s corporate accounting and financial reporting process.  For this purpose, the Audit Committee performs several functions.  The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company’s Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of the Company’s quarterly financial statements.  Three directors comprise the Audit Committee:  Anthony E. Altig (Chairman), Edward Sigmond and Thomas A. Page, a certified public accountant (CPA).

The Board of Directors annually reviews the NASDAQ listing standards definition of independence for Audit Committee members and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) and 5605(c)(2) of the NASDAQ listing standards).  The Board of Directors has determined that Anthony E. Altig and Thomas A. Page qualify as “audit committee financial experts,” as defined in applicable SEC rules.  The Board made a qualitative assessment of Anthony E. Altig’s and Thomas A. Page’s level of knowledge and experience based on a number of factors, including their formal education and experience as  financial experts and their prior experience as a certified public accountants.  A biographical summary of Mr. Altig’s and Mr. Page’s background is included in Proposal 1 of this proxy.  The Audit Committee met four times during the fiscal year ended November 30, 2010.

Nominating, corporate governance and compensation committee

The Nominating, Corporate Governance and Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for the Company.  The Nominating, Corporate Governance and Compensation Committee also reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and recommends to the Board of Directors for approval the compensation and other terms of employment of the Company’s Chief Executive Officer; reviews and recommends to the Board of Directors for approval the compensation and other terms of employment of the other officers; and administers the Company’s stock option and purchase plans, and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs.

The Nominating, Corporate Governance and Compensation Committee is also responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board of Directors), reviewing and evaluating incumbent directors, recommending to the Board of Directors for selection candidates for election to the board of directors, making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors, and assessing the performance of management.

The Nominating, Corporate Governance and Compensation Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics.  The Nominating, Corporate Governance and Compensation Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders

However, the Nominating, Corporate Governance and Compensation Committee retains the right to modify these qualifications from time to time.  Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders.  In conducting this assessment, the Nominating, Corporate Governance and Compensation Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability.  In the case of incumbent directors whose terms of office are set to expire, the Nominating, Corporate Governance and Compensation Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.  In the case of new director candidates, the Nominating, Corporate Governance and Compensation Committee also determines whether the nominee will be independent for NASDAQ purposes, which determination is based upon NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.  The Nominating, Corporate Governance and Compensation Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  The Nominating, Corporate Governance and Compensation Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors.  The Nominating, Corporate Governance and Compensation Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

At this time, the Nominating, Corporate Governance and Compensation Committee does not consider director candidates recommended by stockholders.  The Nominating, Corporate Governance and Compensation Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the criteria for Board membership approved by the Board of Directors.

Three directors comprise the Nominating, Corporate Governance and Compensation Committee:  Edward Sigmond (Chairman), Anthony E. Altig and Thomas A. Page.  All members of the Company’s Nominating, Corporate Governance and Compensation Committee are independent (as independence is currently defined in the NASDAQ listing standards).  The Nominating, Corporate Governance and Compensation Committee met once during the fiscal year ended November 30, 2010.  The Committee’s functions are more fully described in its Charter which has been adopted by the Board of Directors and is available on the Company’s website at www.multicelltech.com.

Meetings of the Board of Directors

The Board of Directors met six times during the last fiscal year.  With the exception of one board meetings missed by Mr. Page, each member of the Board of Directors attended all of the meetings of the Board and of the committees on which he or she served during the period for which he or she was a director or committee member, respectively.

Compensation of Directors

Each director of the Company earns fees of $1,000 for each board meeting attended and $250 for each teleconference of the board.  The Chairman of the Audit Committee and the Chairman of the Nominating, Corporate Governance and Compensation Committee earn $500 for each Committee meeting, whether attended in person or by teleconference.  Each member of the Nominating, Corporate Governance and Compensation Committee and each member of the Audit Committee earns $250 per Committee meeting, whether attended in person or by teleconference.  The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.

Each director of the Company was also granted an option on June 28, 2010 to purchase 1,000,000 shares of the Company’s common stock.  The options have an exercise price of $0.008, vest quarterly over one year from the grant date, and expire five years after the grant date.  The options granted are pursuant to our 2004 Equity Incentive Plan.  None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

Each director of the Company also receives stock option grants under the 2004 Equity Incentive Plan . Options granted under the 2004 Equity Incentive Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code.

Option grants under the Directors’ Plan are non-discretionary.  Each non-employee director is granted 250,000 stock options on the date he or she joins the Board of Directors.  The exercise price of options granted under the Directors’ Plan is 100% of the fair market value of the common stock subject to the option on the date of the option grant. The standard terms of the plan call for vesting in equal installments over three years and expiring in five years.

Stockholder Communications with the Board of Directors

Historically, the Company’s process for stockholder communications with the Board has been through the Investor Relations function.  Also, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.  We believe our responsiveness to stockholder communications to the Board has been excellent.  Further, during the upcoming year the Board will give full consideration to the adoption of a more formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to the Company's website.

Code Of Ethics

The Company has adopted the MultiCell Technologies, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available on our website at www.multicelltech.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Compensation Committee Interlocks and Insider Participation

No member of the Nominating, Corporate Governance and Compensation Committee has ever been an officer or employee of the Company.  None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or the board of directors of any other entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of the Company.  As discussed in further detail under the heading “Certain Relationships and Related Transactions.”

Report of the Audit Committee of the Board of Directors

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process.  The Committee’s function is more fully described in its charter, which the Board of Directors has adopted and is available on the Company’s website at www.multicelltech.com.  The Committee reviews the charter on an annual basis.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.  The Company’s Independent Registered Public Accounting Firm, Hansen Barnett & Maxwell P.C., are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended November 30, 2010 with the Company’s management and Hansen, Barnett & Maxwell P.C. The Committee has also discussed with Hansen, Barnett & Maxwell P.C. the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees.”  In addition, Hansen, Barnett & Maxwell P.C. has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Hansen, Barnett & Maxwell P.C. their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2010, for filing with the U.S. Securities and Exchange Commission.

AUDIT COMMITTEE MEMBERS:

Edward Sigmond
Anthony E. Altig
Thomas A. Page

Executive Compensation and Other Information

Our Executive Officers

The following table sets forth the name and position of each of the persons who were serving as our named executive officers as of April 15, 2011.

Name	Age	Position
W. Gerald Newmin	73	Chairman of the Board, Chief Executive Officer, Treasurer, Secretary and Director

A biography for Mr. Newmin can be found in the section entitled Nominees above.

Executive Compensation Table

Name and Principal Position(1)	Year	Salary ($)	Stock Awards ($)		Option Awards ($)		All Other Compensation($)		Total ($)
W. Gerald Newmin, (2)	2010	$180,000	$2,875	(3)	$7,500	(4)	$2,250	(5)	$192,625
Chairman of the Board, Chief Executive	2009	$180,000	$0		$11,000	(6)	$2,250	(7)	$193,250
Officer, President, Chief Financial Officer, Treasurer, Secretary and Director

(1) During fiscal years ended November 30, 2010 and 2009, the listed person was the only Principal Executive Officer of the Company and the only person that earned more than $100,000 during either of such fiscal years.

(2) Appointed as President and Chief Executive Officer on December 21, 2007.

(3) In March 2010, Mr. Newmin was awarded 250,000 shares of common stock valued at $2,875, or $0.0115 per share, the closing price of our common stock on the date of the award.

(4) In June 2010, Mr. Newmin was granted an option to acquire 1,000,000 shares of common stock at an exercise price of $0.008 per share.  The option vests quarterly over one year and expires five years after the grant date.  The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 165%; 0%; 5 years; and 1.83%; respectively.

(5) This amount represents fees earned in consideration for attending meetings of our Board of Directors during fiscal year 2010.  Mr. Newmin earned $1,000 for each meeting of the Board of Directors attended in person and $250 for each meeting attended by teleconference during fiscal year 2010.  The Company’s policy for director fees earned in fiscal year 2010 is to pay such fees in cash.

(6) In June 2009, Mr. Newmin was granted an option to acquire 1,000,000 shares of common stock at an exercise price of $0.011 per share.  The option vests quarterly over one year and expires five years after the grant date.  The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 157%; 0%; 5 years; and 2.58%; respectively.

(7) This amount represents fees earned in consideration for attending meetings of our Board of Directors during fiscal year 2009.  Mr. Newmin earned $1,000 for each meeting of the Board of Directors attended in person and $250 for each meeting attended by teleconference during fiscal year 2009.  The Company’s policy for director fees earned in fiscal year 2009 is to pay one half of such fees in cash and the other half of such fees in capital stock of the Company.  During the year ended November 30, 2009, the Company issued 59,211 shares of common stock in payment of $1,125 of director fees and the remaining $1,125 was paid in cash.

Outstanding equity awards at fiscal year-end

The following table shows for the fiscal year ended November 30, 2010, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
W. Gerald Newmin	250,000	750,000	(1)	0	$0.008	6/28/15	0	0	0	0
W. Gerald Newmin	1,000,000	0		0	$0.011	6/25/14	0	0	0	0
W. Gerald Newmin	333,553	0		0	$0.019	9/23/14	0	0	0	0

(1) One quarter (25%) of the shares vest on the last day of each quarter over the next year, commencing with the date of the grant. 100% vested at the end of 12 months.

Option Exercises and Stock Vested at Fiscal Year End

There were no options exercised by our named executive officer during the fiscal year ended November 30, 2010.

Pension Benefits

Our named executive officer does not participate in or has no account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

Our  named executive officer does not participate in or has no account balances in non-qualified deferred contribution plans or other deferred compensation plans maintained by us.

Non-Employee Director Compensation

The following table details the total compensation of our non-employee directors for the year ended November 30, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)

Anthony F. Altig	$3,750	$0	$7,500	$11,250

Stephen Chang	$2,250	$0	$7,500	$9,750

Thomas A. Page	$2,500	$0	$7,500	$10,000

Edward Sigmond	$3,750	$0	$7,500	$11,250

(1)  In June 2010, each director was granted an option to acquire 1,000,000 shares of common stock at an exercise price of $0.008 per share.  The option vests quarterly over one year and expires five years after the grant date.  The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 165%; 0%; 5 years; and 1.83%; respectively.

Director Compensation Arrangements

Each director of the Company earns fees of $1,000 for each board meeting attended and $250 for each teleconference of the board.  The Chairman of the Audit Committee and the Chairman of the Nominating, Corporate Governance and Compensation Committee earn $500 for each Committee meeting, whether attended in person or by teleconference.  Each member of the Nominating, Corporate Governance and Compensation Committee and each member of the Audit Committee earns $250 per Committee meeting, whether attended in person or by teleconference.  The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.

Each director of the Company was also granted an option on June 28, 2010 to purchase 1,000,000 shares of the Company’s common stock.  The options have an exercise price of $0.008, vest quarterly over one year from the grant date, and expire five years after the grant date.  The options granted are pursuant to our 2004 Equity Incentive Plan.  None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

Equity compensation plan information

The following table summarizes the securities authorized for issuance under equity compensation plans as of November 30, 2010.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by shareholders (1)	13,148,947	$0.02	32,825,266

Equity compensation plans not approved by shareholders (2)	850,000	$0.36

	13,998,947	$0.04

(1) Pursuant to the 2004 Plan, from 2005 through the Company’s fiscal year end 2013, the number of shares of common stock authorized for issuance under the Plan is automatically increased on the first day of each year by the lesser of the following amounts: (a) 2.0% of the Company’s outstanding shares of common stock on the day preceding the first day of such fiscal year or (b) 1,500,000 shares of common stock.  Additionally, on June 25, 2009 and on August 26, 2010, at special meetings of stockholders, the stockholders approved amendments to the Plan to increase the number of shares of common stock authorized under the Plan.  At each meeting, the number of authorized shares was increased by 25,000,000 shares.  The numbers of shares set forth in this row include all of such previous increases.

(2) Represents warrants issued to service providers in compensation for services provided.

Beneficial Ownership of Directors, Officers and 5% Stockholders

The following table sets forth, as of February 22, 2011, certain information as to shares of our common stock owned by (i) each person known to beneficially own more than 5% of our outstanding common stock or preferred stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group.  Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 86 Cumberland Street, Suite 301, Woonsocket, Rhode Island, 02895.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned	Number of Shares of Preferred Stock Beneficially Owned	Percent of Preferred Stock Beneficially Owned
Monarch Pointe Fund, Ltd. (3)	26,541,621	4.20%	13,625	79.80%
La Jolla Cove Investors, Inc. (4)	67,255,064	9.99%	–	–
W. Gerald Newmin (5)	9,350,911	1.53%	–	–
Thomas A. Page (6)	4,468,410	*	–	–
Stephen Chang, Ph.D. (7)	3,358,812	*	–	–
Edward Sigmond (8)	3,780,446	*	–	–
Anthony E. Altig (9)	5,130,139	*	–	–
All executive officers and directors as a group (five persons)	26,088,718	4.21%	–	–

*	Represents less than 1% of the issued and outstanding shares of the applicable class of equity securities of the Company as of February 22, 2011.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Commission, shares of common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group.  Applicable percentages are based on 605,968,799 shares of common stock and 17,073 shares of preferred stock outstanding on February 22, 2011 (of which 11,339 are shares of our Series B preferred stock and 5,734 are shares of our Series I preferred stock), and are calculated as required by rules promulgated by the SEC.

(2)	Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.

(3)
Includes (i) 496,972 shares of common stock held by Monarch Pointe Fund, Ltd. (“MPF”), (ii) 5,096,203 shares of common stock issuable to MPF upon the exercise of warrants within 60 days of February 22, 2011, (iii) 2,293,600 shares of common stock issuable to MPF upon conversion of 5,734 shares of Series I Preferred Stock and (iv) 18,654,846 shares of common stock issuable to MPF upon conversion of 7,891 shares of Series B Preferred Stock. According to a Schedule 13G/A filed with the SEC by MPF on January 14, 2009, MPF is in liquidation, William Tacon serves as the liquidator of MPF and, as such, now has control over the securities owned by MPF.

(4)
Represents the maximum possible amount of shares of our commons stock (i) held by LJCI, (ii) issuable to LJCI upon the exercise of a common stock warrant it holds, and (iii) issuable to LJCI upon the conversion of a 4.75% convertible debenture its holds, all as of February 22, 2011.  Pursuant to the terms of the warrant and convertible debenture, LJCI may not acquire shares of our commons stock to the extent such acquisition would cause LJCI to own more than 9.99% of our outstanding common stock immediately after such acquisition.  Provided the aforementioned 9.99% cap is complied with, LJCI may in the future exercise or convert into, as applicable, a significant amount of additional shares of our common stock (e.g. as of February 22, 2011, there are a total of 7,198,129 shares remaining on the stock purchase warrant and a balance of $71,981 remaining on the convertible debenture, which is convertible pursuant to the formula set forth in the debentures listed in the Exhibits section of this report).

(5)
Includes (i) 5,562,997 shares of common stock, (ii) 1,287,065 shares of common stock issuable to Mr. Newmin upon the exercise of warrants within 60 days of February 22, 2011, (iii)  2,083,553 shares of common stock issuable to Mr. Newmin under options exercisable within 60 days of February 22, 2011, (iv) 197,296 shares of common stock owned by Mr. Newmin’s spouse, and (v) warrants to purchase 220,000 shares of common stock issuable upon exercise of warrants owned by Mr. Newmin’s spouse.  Mr. Newmin disclaims beneficial ownership of the aforementioned stock beneficially owned by Mr. Newmin’s spouse, except to the extent of his pecuniary interest therein.

(6)
Includes (i) 1,636,586 shares of common stock, (ii) 525,903 shares of common stock issuable upon the exercise of common stock warrants within 60 days of February 22, 2011, and (iii) 2,305,921 shares of common stock issuable under options exercisable within 60 days of February 22, 2011.

(7)
Includes (i) 988,163 shares of common stock, (ii) 364,071 shares of common stock issuable upon the exercise of common stock warrants within 60 days of February 22, 2011 and (iii) 2,006,578 shares of common stock issuable under options exercisable within 60 days of February 22, 2011.

(8)
Includes (i) 1,560,974 shares of common stock, (ii) 161,577 shares of common stock issuable upon the exercise of common stock warrants within 60 days of February 22, 2011 and (iii) 2,057,895 shares of common stock issuable under options exercisable within 60 days of February 22, 2011.

(9)
Includes (i) 2,232,209 shares of common stock, (ii) 172,930 shares of common stock issuable upon the exercise of common stock warrants within 60 days of February 22, 2011 and (iii) 2,725,000 shares of common stock issuable under options exercisable within 60 days of February 22, 2011.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Hansen, Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending November 30, 2011 and has further directed that management submit the selection of our Independent Registered Public Accounting Firm  for ratification by the stockholders at the Annual Meeting.  Hansen, Barnett & Maxwell P.C. has audited the Company’s financial statements since January 7, 2009.  Representatives of Hansen, Barnett & Maxwell P.C. are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Hansen, Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm .  However, the Audit Committee of the Board is submitting the selection of Hansen, Barnett & Maxwell P.C. to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different Independent Registered Public Accounting Firm  at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Hansen, Barnett & Maxwell P.C.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for fiscal years ended November 30, 2010 and November 30, 2009, by Hansen, Barnett & Maxwell P.C., the Company’s principal accountant:

	Fiscal Year Ended
	2010	2009
Audit Fees	$41,444	$35,050
Audit-related Fees (principally related to the review of various SEC filings)	0	6,135
Tax Fees (related to the preparation of the Company’s tax returns)	7,025	8,071
All Other Fees	0	$0
Total Fees	$48,469	$43,121

All fees described above were approved by the Audit Committee.

No percentage of Hansen, Barnett & Maxwell P.C.’s audit for the fiscal year ended November 30, 2010 was provided by persons other than its full-time permanent employees.

Pre-Approval Policies and Procedures.

The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Hansen, Barnett & Maxwell P.C.  The policy requires pre-approval of specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts.  Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service.

The Audit Committee has determined that the rendering of services other than audit services by Hansen, Barnett & Maxwell P.C. is compatible with maintaining the principal accountant’s independence.

Change in Independent Auditors

On January 15, 2008, MultiCell Technologies, Inc. ("MultiCell") dismissed J.H. Cohn LLP ("Cohn") as MultiCell's independent registered public accounting firm. The decision to dismiss Cohn was approved by the Audit Committee of the Board of Directors of MultiCell. The reports of Cohn on the financial statements of MultiCell for the years ended November 30, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, but did include explanatory paragraphs for the effects of a restatement of the financial statements for the year ended November 30, 2004, the adoption of Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment" in 2006, and the Company's ability to continue as a going concern.

During the years ended November 30, 2006 and 2005 and through January 15, 2008, there have been no disagreements with Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohn, would have caused Cohn to make reference thereto in its reports on the financial statements of MultiCell for such years. As previously reported in MultiCell's Annual Report on Form 10-KSB filed on March 3, 2006, MultiCell and Cohn identified errors in connection with the Company’s accounting for stock options and warrants issued to consultants and scientific advisory board members during fiscal years 2004 and 2005, which led to the conclusion that MultiCell did not maintain effective internal controls over accounting for stock options and warrants as of November 30, 2005. As reported in MultiCell's Annual Report on Form 10-KSB filed on March 15, 2007, Cohn noted several deficiencies related to the presentation of the basic financial statements and the accompanying notes to the financial statements and proposed certain entries that should have been recorded as part of the normal closing process. MultiCell's internal control over financial reporting did not detect such matters and, therefore, was determined to be not effective in detecting misstatements and disclosure deficiencies as of November 30, 2006.

MultiCell had furnished a copy of the above disclosures to Cohn and had requested that Cohn furnish MultiCell with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K. On January 15, 2008, MultiCell engaged Hansen, Barnett Maxwell P.C. (“Hansen”) as its new independent registered public accounting firm to audit MultiCell’s financial statements for the year ending November 30, 2007 and to review the financial statements to be included in MultiCell's quarterly report on Form 10-QSB for the quarters ending February 29, 2008, May 31, 2008 and August 30, 2008. Prior to the engagement of Hansen, neither MultiCell nor anyone on behalf of MultiCell consulted with Hansen during MultiCell's two most recent fiscal years and through January 15, 2008 in any manner regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on MultiCell's financial statements; or (B) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(iv) of Regulation S-K).

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of the Company’s common stock to a total of 1.25 billion shares and to ratify certain prior increases in the number of authorized shares

Background

The Board of Directors has adopted, subject to stockholder approval, the certificate of amendment, attached as Appendix A to this proxy statement, to the Company’s amended and restated certificate of incorporation, as amended (the “Restated Certificate”), which increases the number of authorized shares of common stock, $0.01 par value per share, from 775,000,000 million shares to 1.25 billion shares (as so amended, the “Amended Certificate”).  Proposal 3 approves the Certificate of Amendment, which increases the number of authorized shares of common stock to a total of 1.25 billion shares and ratifies the prior increases to the number of authorized shares of common stock in 2008 and 2009 to 500,000,000 shares, and 775,000,000 shares, respectively.  If the stockholders approve this Proposal 3, the Board of Directors intends to file the Amended Certificate with the Secretary of State of the State of Delaware.  The increase in the number of authorized shares would become effective upon such filing.

As of April 15, 2011, approximately 645,530,907 shares of common stock were issued and outstanding, 13,108,947 shares of common stock were reserved for issuance upon exercise of outstanding options, 45,974,213 shares of common stock were reserved for future option grants under our 2004 Equity Incentive Plan, 22,240,529 shares of common stock were reserved for issuance upon exercise of outstanding warrants, 23,891,695 shares of common stock were reserved for issuance upon the conversions of the Company’s outstanding preferred stock, and 17,073 share of the company preferred stock were issued and outstanding.

The additional shares of common stock to be authorized by the Amended Certificate would have rights identical to the currently outstanding common stock of the Company. Future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by applicable law.

The Board of Directors believes that a increase in authorized shares is desirable for a number of reasons.  The Board of Directors believes that it is in the best interest of stockholders to raise additional equity capital and an increase in authorized shares is therefore necessary in order to have a sufficient number of authorized shares to satisfy the Company’s commitments and to allow the Company to conduct its business.  Further, the Company currently has a limited number of shares of common stock which it can sell to raise capital, and the Board of Directors believes that an increase in authorized shares could improve the Company’s ability to raise new capital.  Finally, the Company’s stated objective of acquiring additional intellectual property through license agreements, the hiring of key scientists or acquisition, is currently limited in light of the number shares of common stock currently authorized for issues.

In light of the above, the Board of Directors believes that it is prudent to increase the authorized number of shares of common stock in order to maintain a reserve of shares available for immediate issuance to meet business needs promptly as they arise. In addition, the increase in the number of authorized shares of common stock will allow us to continue providing equity incentives to our employees, officers and directors. All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with stock-based employee benefit plans, future stock splits by means of a dividend and issuances to raise capital or effect acquisitions). The Board of Directors believes that maintaining a reserve of common stock will save time and money in responding to future events requiring the issuance of additional shares of common stock, such as a stock split, raising capital, expanding our business or product lines through the acquisition of other businesses or products, or establishing strategic relationships with other companies.

At this time, the Company does not have any specific agreements or arrangements to acquire any business or engage in any investment opportunity or otherwise to issue additional shares of the Company’s common stock, except as set forth in this proposal below and as set forth in the Company’s annual report on Form 10-K for the fiscal year ended November 30, 2010.

If this proposal is not approved by the stockholders, our Restated Certificate will continue as currently in effect, and the Company will face several very critical issues impacting its ability to operate in the future.  Since March 2008, the Company has operated on working capital provided by La Jolla Cove Investors (“LJCI”).  Pursuant to the terms of our agreement with LJCI, upon the conversion of any portion of the principal amount of the LJCI’s convertible debenture, LJCI is required to simultaneously exercise and purchase that same percentage of the warrant shares equal to the percentage of the dollar amount of the debenture being converted.  As of February 22, 2011 there are 7,198,129 shares remaining on the stock purchase warrant and a balance of $71,981 remaining on the convertible debenture. Should LJCI continue to exercise all of its remaining warrants approximately $7.8 million of cash would be provided to the Company. As most of the currently authorized shares have been issued, the Company would be unable to honor its current agreement with LJCI to issue shares of its common stock, which would likely lead to demand for payment of all convertible debt, the repurchase of outstanding warrants and to employee turnover due to the inability to exercise outstanding options.

If this proposal is approved by stockholders, the increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized but unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions, which would make a change in control of the Company more difficult, and therefore less likely.  Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.  However, this proposal is not in response to any effort of which we are aware to accumulate our common stock or obtain control of us.  In addition, this proposal is not part of a plan by the Board of Directors to recommend or implement a series of anti-takeover measures.

Stockholders should note that the proposed increase in authorized shares may not achieve the desired results, which have been outlined above.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

To approve an amendment to the Company’s 2004 Equity Incentive Plan to effect an increase in the number of shares reserved for the plan to a total of 70,974,213 and an annual increase in the number of shares reserved under the plan, and to ratify certain prior increases in the number of shares reserved for issuance under the plan

In March 2004, the Board of Directors adopted, and the stockholders subsequently approved, the Company’s 2004 Equity Incentive Plan, attached as Appendix B (the “Incentive Plan”).  As of April 15, 2011 there were 45,974,213 shares of common stock reserved for issuance under the Incentive Plan.

In April 2011, our Board of Directors approved a proposal to amend the Incentive Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 25,000,000 shares.  Proposal 4 approves that increase to a total of 70,974,213 shares and ratifies prior increases that took place in 2009 and 2010, reserving 25,000,000 and 25,000,000 shares for issuance under the Incentive Plan, respectively, which increases are included in the total of 70,974,213 shares.  By approving this proposal, you will also be approving an amendment to the Incentive Plan to provide that the number of shares of Company common stock reserved for issuance under the Incentive Plan will be increased annually on the first day of our fiscal year, from 2011 until 2013, by the least of (i) 2% of the shares of common stock outstanding on the day preceding the first day of such fiscal year, (ii) 1,500,000 shares of common stock or (iii) such lesser number of shares as determined by the Board.  The Board adopted this amendment in order to ensure that the Company can continue to grant equity awards at levels determined appropriate by the Board.

As of April 15, 2011 awards (net of canceled or expired awards) covering an aggregate of 16,782,434 shares of the Company’s common stock had been granted under the Incentive Plan.  Only 45,974,213 shares of common stock (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of awards or the reacquisition by the Company of issued shares) remained available for future grant under the Incentive Plan.

Approval of Proposal 4 requires the affirmative vote of holders of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at the 2011 Annual Meeting.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

Description of 2004 Incentive Plan (including the proposed amendment)

The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, stock bonus awards, stock appreciation rights,  stock unit awards, and other stock awards (collectively “awards”).  Incentive stock options granted under the Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code.  See “Federal Income Tax Information” for a discussion of the tax treatment of awards.

Purpose

The Board of Directors adopted the Incentive Plan to provide a means to retain the services of the group of persons eligible to receive awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.  All of the employees, as well as non-employee directors and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

Administration

As permitted by the terms of the Incentive Plan, the Board of Directors has delegated administration of the Incentive Plan to the Nominating, Corporate Governance and Compensation Committee of the Board of Directors.  As used herein with respect to the Incentive Plan, the “Board of Directors” refers to any committee the Board of Directors appoints as well as to the Board of Directors itself.  Subject to the provisions of the Incentive Plan, the Board of Directors has the power to construe and interpret the Incentive Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.  Subject to the limitations set forth below, the Board of Directors will also determine the exercise price of options granted under the Incentive Plan and, with the consent of any adversely affected option holder, may reduce the exercise price of any outstanding option, cancel an outstanding option in exchange for a new option covering the same or a different number of shares of common stock or another equity award or cash or other consideration, or any other action that is treated as a repricing under generally accepted accounting principles.

The Board has the power to delegate administration of the Incentive Plan to a committee composed of not fewer than one (1) member of the Board of Directors.  In the discretion of the Board of Directors, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act.  Subject to certain limitations, the Board of Directors may also delegate to one or more officers of the Company the authority to do one or both of the following (i) designate officers and employees of the Company to be recipients of awards and (ii) determine the number of shares of common stock to be subject to such awards granted to such officers and employees of the Company.  Such officer would be able to grant only the number of shares of common stock subject to awards as specified by the Board of Directors, and such officer would not be allowed to grant an award to him or herself. The number of awards that an employee, consultant or director may receive under the Incentive Plan in the future is in the discretion of the administrator and therefore cannot be determined in advance.

Stock Subject to the Incentive Plan

Subject to our stockholders approving this proposal, an aggregate of 70,974,213 shares of common stock is reserved for issuance under the Incentive Plan. The number of shares reserved for issuance under the Incentive Plan will continue to include that number of shares of common stock equal to the number of shares of common stock that, but for the termination of the 2000 Stock Incentive Plan (the “2000 Plan”) would otherwise have reverted to the share reserve of the 2000 Plan (this number of shares is equal to 716,965).  No future share reversions under the 2000 Plan will increase the shares available for issuance under the Incentive Plan.  Subject to our stockholders approving this proposal, the share reserve will be increased annually on the first date of our fiscal year, from 2011 until 2013, by the least of (i) 2% of the shares of common stock outstanding on the day preceding the first day of such fiscal year, (ii) 1,500,000 shares of common stock or (iii) such lesser number of shares as determined by our board of directors.

If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, or if any shares of common stock issued to a participant pursuant to an award are forfeited to or repurchased by the Company, such shares of common stock again become available for issuance under the Incentive Plan.  Shares issued under the Incentive Plan may be previously unissued shares or reacquired shares bought on the market or otherwise.  If any shares subject to an award are not delivered to a participant because such shares are withheld for the payment of taxes or the award is exercised through a "net exercise", the number of shares that are not delivered to the participant shall remain available for the grant of awards under the Incentive Plan.  If the exercise of any award is satisfied by tendering shares of common stock held by the participant, the number of shares tendered shall again become available for the grant of awards under the Incentive Plan.  Notwithstanding the foregoing, and subject to the terms of the Incentive Plan, the aggregate maximum number of shares of common stock that may be issued as incentive stock options will be 70,974,213 shares of common stock.

Eligibility

Incentive stock options may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates.  Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan.

No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.  In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

Subject to certain adjustments set forth in the Incentive Plan, no employee may be granted options and stock appreciation rights under the Incentive Plan covering more than 5,000,000 shares of common stock  during any calendar year (“Section 162(m) Limitation”).

Terms of Options

The following is a description of the permissible terms of options under the Incentive Plan.  Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment.  The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value.  The exercise price of nonstatutory options shall be determined by the Board of Directors.  If options are granted to individuals with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section162(m) of the Code and certain adverse tax consequences would result under Section 409A of the code.  See “Federal Income Tax Information.”

Acceptable consideration for the purchase of common stock issued under the Incentive Plan will be determined by the Board of Directors and may include cash, common stock previously owned by the optionee, a deferred payment arrangement, the net exercise of the option, consideration received in a "cashless" broker-assisted sale and other legal consideration approved by the Board.

Option Exercise.  Options granted under the Incentive Plan may become exercisable in cumulative increments (“vest”) as determined by the Board of Directors.  Shares covered by currently outstanding options under the Incentive Plan typically call for vesting in equal installments over one or three years during the participant’s employment by, or service as a director or consultant to, the Company or an affiliate (collectively, “service”). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms.  The Board of Directors has the power to accelerate the time during which an option may vest or be exercised.  In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting.  To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement.

Term.  The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term is five years.  Options under the Incentive Plan generally terminate three months after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise.  If an optionee's service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee's service ceases.  In no event may an option be exercised after its expiration date.

A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer.  Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant's death.  Nonstatutory stock options are transferable to the extent provided in the option agreement.

Terms of Stock Bonuses and Stock Purchase Awards

Stock purchase or bonus awards are granted through a purchase or bonus award agreement.

Payment. Subject to certain limitations, the purchase price for stock purchase or bonus awards must be at least the par value of our common stock.  The purchase price for a stock purchase award may be payable in cash, or any other form of legal consideration approved by the Board of Directors.  Stock bonus awards may be granted in consideration for the recipient's past services for the Company.

Vesting. Common stock under a stock purchase or bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule.  If a recipient's service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our common stock issued to the recipient pursuant to a stock purchase or bonus award that have not vested as of the date of termination.  Rights to acquire shares under a stock purchase or bonus award may be transferred to the extent provided in the award agreement so long as the common stock awarded pursuant to the grant remains subject to the terms of the original award agreement.  The Board of Directors has the power to accelerate the vesting of stock acquired under a stock purchase or bonus award agreement.

Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Stock Appreciation Rights

Stock appreciation rights are granted through a stock appreciation right agreement.  Each stock appreciation right is denominated in share equivalents.

Strike Price. The strike price of each stock appreciation right is determined by the Board of Directors or its authorized committee at the time of grant of the stock appreciation right.

Vesting. The Board of Directors or its authorized committee may impose any restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate.  If a stock appreciation right recipient's relationship with the Company, or any affiliate of the Company, ceases for any reason, the recipient may exercise any vested stock appreciation right up to three months from cessation of service, unless the terms of the stock appreciation right agreement provide for earlier or later termination.

Form of Payment. Stock appreciation rights may be paid in the Company's common stock, in cash, in any combination of the two or in any other form of legal consideration approved by the Board of Directors.

Stock Unit Awards

Stock unit awards are purchased through a stock unit award agreement.  Subject to certain limitations, the consideration, if any, for stock unit awards must be at least the par value of our common stock.  The consideration for a stock unit award may be payable in any form acceptable to the Board of Directors and permitted under applicable law.  The Board of Directors may impose any restrictions or conditions upon the vesting of stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate.  Stock unit awards may be settled in the Company's common stock, in cash, in any combination of the two or in any other form of legal consideration approved by the Board of Directors.  Dividend equivalents may be credited in respect of shares covered by a stock unit award, as determined by the Board of Directors.  At the discretion of the Board, such dividend equivalents may be converted into additional shares covered by the stock unit award.  If a stock unit award recipient's service relationship with the Company terminates, any unvested portion of the stock unit award is forfeited upon the recipient's termination of service.

Other Stock Awards

Other forms of stock awards based on the Company's common stock may be granted either alone or in addition to other stock awards under the Incentive Plan.  The Board of Directors has sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of the Company's common stock to be granted and all other conditions of such other stock awards.

Adjustment Provisions

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of common stock subject to the Incentive Plan and outstanding awards.  In that event, the Incentive Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Transactions

In the event of certain corporate transactions, all outstanding stock awards under the Incentive Plan may be assumed, continued or substituted for by any surviving entity.  If the surviving entity elects not to assume, continue or substitute for such awards, the vesting provisions of such stock awards will be accelerated and such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction.  A stock award may be subject to acceleration of vesting in the event of a change in control as may be provided in the applicable stock award agreement or other written agreement between the award recipient and the Company.

Duration, Amendment and Termination

The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time.  Unless sooner terminated, the Incentive Plan will terminate on June 16, 2014.

The Board of Directors will have authority to amend or terminate the Incentive Plan.  No amendment or termination of the Incentive Plan shall adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant.  To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company will obtain stockholder approval of any such amendment to the Incentive Plan in such a manner and to such a degree as may be required.

Federal Income Tax Information

Incentive Stock Options.  Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option.  However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale.  The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.  Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences.

There generally are no tax consequences to the participant or the Company by reason of the grant of these awards.  However, if the exercise price of a nonstatutory stock option can, at any time, be less than the fair market value of the stock on the grant date, Section 409A of the Code imposes ordinary income and employment tax liability on the participant as the option vests in an amount equal to the difference between the fair market value of the stock on the vesting date and the exercise price.  In addition, Section 409A imposes a penalty of 20% of such amount and an interest charge.  The Company would be responsible for withholding these tax amounts.  Upon acquisition of the stock under any of these awards, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price.  However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock.  With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock.  Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.  Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights. A participant will recognize taxable income upon the later of the grant or vesting of a stock appreciation right, unless the right meets certain requirements promulgated under Section 409A of the Code.  These requirements include:  (i) the baseline stock value for determining appreciation under the award must never be less than the fair market value of the stock on the grant date; (ii) the stock of the Company must be traded on an established securities market; (iii) the right may be settled only in Company stock; and (iv) the right may not permit the deferral of compensation except for the deferral inherent in the participant’s ability to choose when to exercise the right.  If a stock appreciation right does not satisfy these requirements, the participant will be subject to taxation, a 20% penalty and an interest charge upon the later of the grant or vesting of the right pursuant to Section 409A.  The Company would be responsible for withholding these tax amounts.  Assuming Section 409A does not require earlier taxation of a stock appreciation right, upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise.  Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million.  It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Stock purchase and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, directors, officers and beneficial owners of ten percent or more of our common stock, or the Reporting Persons, are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes regarding their beneficial ownership of our common stock. The Company believes that, during fiscal year 2010, the Reporting Persons complied with all Section 16(a) filing requirements, except as noted below.

•
On June 25, 2009, the Company granted options to purchase common stock to W. Gerald Newmin, Edward Sigmond, Anthony E. Altig, Thomas A. Page, and Stephen Chang. The Forms 4 were filed late on  [June 10], 2011.

•
On September 23, 2009, the Company granted options to purchase common stock to W. Gerald Newmin, Edward Sigmond, Anthony E. Altig, Thomas A. Page, and Stephen Chang. The Forms 4 were filed late on  [June 10], 2011.

•	On September 24, 2009, the Company granted common stock to W. Gerald Newmin, Edward Sigmond, Anthony E. Altig, Thomas A. Page, and Stephen Chang. The Forms 4 were filed late on [June 10], 2011.
•	On February 23, 2010, the Company granted common stock to W. Gerald Newmin. The Form 4 was filed late on [June 10], 2011.
•
On June 28, 2010, the Company granted options to purchase common stock to W. Gerald Newmin, Edward Sigmond, Anthony E. Altig, Thomas A. Page, and Stephen Chang. The Forms 4 were filed late on  [June 10], 2011.

Certain Relationships and Related Transactions

Mr. Newmin’s wife, Barbara Corbett, provides investor relations consulting services to the Company.   Ms. Corbett is compensated on an hourly basis and is paid in cash.  Ms. Corbett was paid a total of $12,994 and $5,385 for the 2009 and 2010 fiscal year, respectively.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are MultiCell stockholders will be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to MultiCell Technologies, Inc., W. Gerald Newmin; 68 Cumberland Street, Suite 301, Woonsocket, RI  02895 or contact Lucille Gomes at (401) 762-0045.   Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

All stockholders are urged to complete, sign, date and return the accompanying Proxy Card.

By Order of the Board of Directors

/s/ W. Gerald Newmin

W. Gerald Newmin
Chairman, Chief Executive Officer and Secretary
June [10], 2011

APPENDIX A

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
MULTICELL TECHNOLOGIES, INC.

MultiCell Technologies, inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”),

Does Hereby Certify:

First:  The name of the Corporation is MultiCell Technologies, Inc.

Second:  The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware was April 28, 1970.  The corporation was initially incorporated under the name Exten Ventures, Inc.

Third:  This Certificate of Amendment amends certain provisions of the Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation and shall become effective on _______, ________, 2011 at 5:00 p.m. EDT.

Fourth: Article Fourth of the Certificate shall be amended to read in its entirety as follows:

“The total number of shares of stock which this Corporation shall have authority to issue is 1,251,000,000 shares, of which 1,250,000,000 shares are Common Stock of $0.01 par value per share, and 1,000,000 shares are Preferred Stock of $0.01 par value per share.  The aggregate par value of all such shares having value is $1,001,000.00.

The Preferred Stock may be divided into such number of series as the Board of Directors may determine.  The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock.  The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.”

In Witness Whereof, MultiCell Technologies, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of July _____, 2011.

MultiCell Technologies, Inc.

By:
W. Gerald Newmin
Chief Executive Officer

APPENDIX B

Multicell Technologies, Inc.
2004 Equity Incentive Plan

Adopted by the Board of Directors on March 3, 2004
Approved by Stockholders on June 16, 2004
Amended by the Board of Directors on March 4, 2005
Approved by the Stockholders on May 18, 2005
Amended by the Board of Directors on June 25, 2009
Approved by the Stockholders on june 25, 2009
Amended by the Board of Directors on May 18, 2010
Approved by the Stockholders on August 26, 2010
Amended by the Board of Directors on April 27, 2011
Approved by the Stockholders on

Termination Date:  March 2, 2014

1.	Purposes.

(a)           Eligible Stock Award Recipients.  The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(b)           Available Stock Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of the following Stock Awards:  (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Stock Bonus Awards, (v) Stock Appreciation Rights, (vi) Stock Unit Awards and (vii) Other Stock Awards.

(c)           General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.	Definitions.

(a)           “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(d)           “Cause” means, with respect to a Participant, the occurrence of any of the following:  (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state therof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; or (vi) such Participant’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might reasonably result in) material harm to the business of the Company.  The determination that a termination is for Cause shall be made by the Company in its sole and exclusive judgment and discretion.  Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e)           “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)           any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)           there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)           the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv)           there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)           individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(f)           “Code” means the Internal Revenue Code of 1986, as amended.

(g)           “Committee” means a committee of one (1) or more members of the Board appointed by the Board in accordance with Section 3(c).

(h)           “Common Stock” means the common stock of the Company.

(i)           “Company” means Multicell Technologies, Inc., a Delaware corporation.

(j)           “Consultant” means any person, including an advisor, who (i) is engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services or (ii) is serving as a member of the Board of Directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k)           “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director shall not constitute an interruption of Continuous Service.  The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.  Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(l)           “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)           a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)           a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)           a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)           a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m)           “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(n)           “Director” means a member of the Board.

(o)           “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p)           “Effective Date” means the date on which this Plan is originally approved by the Company’s stockholders (on or about June 16, 2004).

(q)           “Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(r)           “Entity” means a corporation, partnership or other entity.

(s)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)           “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(u)           “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)           In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(v)            “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)            “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x)           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(y)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)           “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(aa)           “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb)           “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(cc)           “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(dd)           “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant.  Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ee)           “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation”, and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ff)           “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg)           “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(hh)            “Plan” means this Multicell Technologies, Inc. 2004 Equity Incentive Plan, as amended.

(ii)            “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(jj)           “Securities Act” means the Securities Act of 1933, as amended.

(kk)           “Stock Appreciation Right” means a right to receive the appreciation of Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

(ll)           “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(mm)           “Stock Award” means any right granted under the Plan, including an Option, a Stock Purchase Award, Stock Bonus Award, a Stock Appreciation Right, a Stock Unit Award or any Other Stock Award.

(nn)           “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(oo)           “Stock Bonus Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(pp)           “Stock Bonus Award Agreement” means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant.  Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

(qq)           “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(rr)           “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant.  Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(ss)           “Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(tt)           “Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant.  Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(uu)           “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(vv)           “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	Administration.

(a)           Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b)           Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)           To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)           To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)           To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Stock Purchase Award, (C) a Stock Bonus Award, (D) a Stock Appreciation Right, (E) a Stock Unit Award (F) an Other Stock Award, (G) cash and/or (H) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(iv)           To amend the Plan or a Stock Award as provided in Section 12.

(v)           To terminate or suspend the Plan as provided in Section 13.

(vi)           Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(vii)           To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c)           Delegation to Committee.

(i)           General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)           Section 162(m) and Rule 16b-3 Compliance.  In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.  In addition, the Board or the Committee, in its discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)           Delegation to an Officer.  The Board may delegate to one or more Officers of the Company the authority to do one or both of the following (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Stock Awards and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Notwithstanding anything to the contrary in this Section 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(t)(ii) above.

(e)           Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f)           Arbitration.  Any and all disputes, claims, or causes of action, in law or equity, concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be resolved, to the fullest extent permitted by law, by final, binding arbitration in San Diego, California conducted by the Judicial Arbitration and Mediation Services (“JAMS”), or its successors, under the then current rules of JAMS; provided that the arbitrator shall:  (a) have the authority to compel adequate discovery for the resolution of the dispute and to award such relief as would otherwise be permitted by law; and (b) issue a written arbitration decision including the arbitrator’s essential findings and conclusions and a statement of the award.  Both the Participant and the Company shall be entitled to all rights and remedies that either the Participant or the Company would be entitled to pursue in a court of law.

4.	Shares Subject to the Plan.

(a)           Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 70,974,213 shares of Common Stock (which includes 716,965 shares which is equal to the number of shares of Common Stock as is equal to the number of shares of Common Stock that, but for the termination of the 2000 Stock Incentive Plan (the “2000 Plan”) as of the Effective Date, would otherwise have reverted to the share reserve of the 2000 Plan pursuant to the terms thereof) plus an annual increase to be added on the first day of each Company fiscal year, beginning in 2005 and ending in (and including) 2013, equal to the least of the following amounts: (A) two percent (2%) of the Company’s outstanding shares of Common Stock on the day preceding the first day of such fiscal year (rounded to the nearest whole share), (B) one million five hundred thousand (1,500,000) shares of Common Stock, or (C) an amount determined by the Board.

(b)           Reversion of Shares to the Share Reserve.  If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan.  If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan.  If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.  Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued as Incentive Stock Options shall be 70,974,213 shares of Common Stock.

(c)           Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	Eligibility.

(a)           Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees.  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)           Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)           Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than two million (2,000,000) shares of Common Stock during any calendar year.

(d)           Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)           Term.  The Board shall determine the term of an Option; provided however that, subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

(b)           Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)           Exercise Price of a Nonstatutory Stock Option.  The Board, in its discretion, shall determine the exercise price of each Nonstatutory Stock Option.

(d)           Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable law, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company (either by actual delivery or attestation) of other Common Stock at the time the Option is exercised, (2) according to a deferred payment or other similar arrangement with the Optionholder, (3) by a “net exercise” of the Option (as further described below), (4) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds or (5) in any other form of legal consideration that may be acceptable to the Board.  Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).  At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price.  With respect to any remaining balance of the aggregate exercise price, the Company shall accept a cash payment from the Participant.  Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise”, (ii) shares actually delivered to the Participant as a result of such exercise and (iii) shares withheld for purposes of tax withholding.

(e)           Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)           Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement.  If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g)           Vesting Generally.  The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h)           Termination of Continuous Service.  In the event that an Optionholder’s Continuous Service terminates (for reasons other than Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement).  If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i)           Extension of Termination Date.  An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (for reasons other than Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j)           Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement).  If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k)           Death of Optionholder.  In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (i) the expiration of the term of such Option as set forth in the Option Agreement or (ii) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement).  If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(l)           Termination for Cause.  In the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(m)           Early Exercise.  The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.  Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.  The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.	Provisions of Stock Awards other than Options.

(a)           Stock Purchase Awards.  Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board.  The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)           Purchase Price.  At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award.  To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii)           Consideration.  At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award.  The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash at the time of purchase or (ii) in any other form of legal consideration that may be acceptable to the Board and permissible under the Delaware General Corporation Law.

(iii)           Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)           Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement.  At the Board’s election, the repurchase right may be at the least of: (i) the Fair Market Value on the relevant date or (ii) the Participant’s original cost.  The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v)           Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b)           Stock Bonus Awards.  Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board.  The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical, but each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)           Consideration.  A Stock Bonus Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate.

(ii)           Vesting.  Shares of Common Stock awarded under the Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)           Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

(iv)           Transferability.  Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

(c)           Stock Unit Awards.  Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical, provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)           Consideration.  At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Stock Unit Award will not be less than the par value of a share of Common Stock.  The consideration may be paid in any form permitted under applicable law.

(ii)           Vesting.  At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Stock Unit Award as it, in its absolute discretion, deems appropriate.

(iii)           Payment.  A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration as determined by the Board and contained in the Stock Unit Award Agreement.

(iv)           Additional Restrictions.  At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award after the vesting of such Stock Unit Award.

(v)           Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement.  At the discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board.  Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

(vi)           Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service for any reason.

(d)           Stock Appreciation Rights.  Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical, provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)           Strike Price and Calculation of Appreciation.  Each Stock Appreciation Right will be denominated in share of Common Stock equivalents.  The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount (the strike price) that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(ii)           Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its absolute discretion, deems appropriate.

(iii)           Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(iv)           Payment.  The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(v)           Termination of Continuous Service.  In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement) or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.  If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(e)           Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7.  Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Awards and all other terms and conditions of such Awards.

8.	Covenants of the Company.

(a)           Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)           Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	Miscellaneous.

(a)           Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)           Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)           No Employment or other Service Rights.  Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)           Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e)           Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)           Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Company may in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

11.	Adjustments upon Changes in Stock.

(a)           Capitalization Adjustments.  If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a) and 4(b) and the maximum number of securities subject to award to any person pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)           Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to the completion of such dissolution or liquidation.

(c)           Corporate Transaction.  In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company), if any, in connection with such Corporate Transaction.  In the event that any surviving corporation or acquiring corporation does not assume or continue all such outstanding Stock Awards or substitute similar stock awards for all such outstanding Stock Awards, then with respect to Stock Awards that have been not assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall (contingent upon the effectiveness of the Corporate Transaction) lapse.  With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d)           Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12.	Amendment of the Plan and Stock Awards.

(a)           Amendment of Plan.  Subject to the limitations, if any, of applicable law, the Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b)           Stockholder Approval.  The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c)           Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to (i) to bring the Plan and/or Stock Awards granted under it into compliance with the provisions of any law, rule or regulation, including but not limited to any state “blue sky” law, rule or regulation, and/or (ii) provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)           No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)           Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the agreement evidencing a Stock Award, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.	Termination or Suspension of the Plan.

(a)           Plan Term. The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)           No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.	Effective Date of Plan.

The Plan shall become effective on the Effective Date.

15.	Choice of Law.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

MULTICELL TECHNOLOGIES, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.

Nominees: 01 - W. Gerald Newmin 02 - Thomas A. Page 03 - Edward Sigmond 04 - Stephen Chang, Ph.D. 05 - Anthony E. Altig

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Authorized Signature of Stockholder as it appears on certificate. Executors, administrators, trustees, etc. should give their full title. All joint owners should sign.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 1 6 5 0 2

01CGKD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — MULTICELL TECHNOLOGIES, INC.

July 11, 2011

This Proxy is Solicited on Behalf of the Board of Directors of

MULTICELL TECHNOLOGIES, INC.

The undersigned revokes all previous proxies, acknowledges receipt of this Revocable Proxy (this "Proxy") and appoints Edward Sigmond and Thomas A. Page, and each of them, his, her or its true and lawful agent and Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of MULTICELL TECHNOLOGIES, INC., a Delaware corporation, (the "Company") which the undersigned is entitled to vote, either on his, her or (in the case of any entities) its own behalf or on behalf of any other entity or entities. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

The Board of Directors recommends a vote in FOR each of the directors listed below and a vote FOR each of the other listed proposals. This Proxy, when properly executed, will be voted as specified below. If the undersigned return this Proxy with no specification as to how to vote on the proposal, then the shares represented by this Proxy will be voted FOR the election each of the directors listed below and FOR the other proposals Two, Three and Four.